EXHIBIT 10.2

Award Date: __________

INDIA GLOBALIZATION CAPITAL, INC.

2018 OMNIBUS INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Participant Name and Address:	______________________________________ ______________________________________ ______________________________________

You (the “Participant”) have been granted Options to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the India Globalization Capital, Inc. 2018 Omnibus Incentive Plan the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Grant:	_______, 20XX
Number of Shares Subject to the Options (the “Shares”):	_________________ Options
Exercise Price per Share:	$______
Expiration Date:	____________, 20XX (XX years after Grant)
Type of Option:	Non-Qualified/Incentive Stock Options
Vesting:	Vest TBD All vesting is dependent on the Participant remaining an Eligible Participant, as provided herein.

IN WITNESS WHEREOF, the Company and the Participant have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

INDIA GLOBALIZATION CAPITAL, INC.
By: ______________________________________ Name: ______________________________________ Title: ______________________________________

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE PARTICIPANT’S EMPLOYMENT WITH OR SERVICE TO THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE THE PARTICIPANT’S EMPLOYMENT WITH OR SERVICE TO THE COMPANY, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE PARTICIPANT ACKNOWLEDGES THAT UNLESS THE PARTICIPANT HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE PARTICIPANT’S STATUS IS AT WILL.

The Participant acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Option Agreement shall be resolved by the Committee in accordance with Section 14 of the Option Agreement. The Participant further agrees to the venue selection in accordance with Section 15 of the Option Agreement. The Participant further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________         Signed:

                                                                                                              Participant

INDIA GLOBALIZATION CAPITAL, INC

2018 OMNIBUS INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Grant of Option. India Globalization Capital, Inc. (the “Company”), hereby grants to the Participant (the “Participant”) named in the Notice of Stock Option Award (the “Notice”), options (the “Options”) to purchase the Total Number of Shares Subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Company’s 2018 Omnibus Incentive Plan (the “Plan”), which are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Plan. Unless earlier terminate, this Option shall expire at 5:00 p.m., Eastern time, on the Expiration Date set forth in the Notice. [IF AN ISO OPTION, please add: The option evidenced by this agreement is intended to be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) to the maximum extent permitted by law, solely to the extent designated as an incentive stock option in the Notice of Grant. Except as otherwise indicated by the context, the term “Participant,” as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.]

Exercise of Options.

Each election to exercise this Option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, or in such other form (which may be electronic) as is approved by the Company, together with payment in full in the manner provided in the Plan.

Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant: (i) cash; (ii) check; (iii) by reduction in the number of shares otherwise deliverable upon such exercise of this Option with a Fair Market Value equal to the aggregate Exercise Price at the time of such exercise; or (iv) subject to consent of the Company at the time of exercise, surrender of other Shares which (A) shall be valued at its Fair Market Value on the date of exercise, and (B) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

Continuous Relationship with the Company Required. Except as otherwise provided in this Section 2, this Option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, director or officer of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates the restrictive covenants (including, without limitation, the non- competition, non-solicitation, or confidentiality provisions) of any employment contract, any noncompetition, non-solicitation, confidentiality or assignment agreement to which the Participant is a party, or any other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

Exercise Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause as defined in the Plan, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Expiration Date.

Termination for Cause. If, prior to the Expiration Date, the Participant’s employment or other service (the “Relationship”) is terminated by the Company for Cause (as defined in the Plan), the right to exercise this option shall terminate immediately upon the effective date of such termination of service. If, prior to the Expiration Date, the Participant is given notice by the Company of the termination of his or her employment or other service by the Company for Cause, and the effective date of such termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant s service shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of service (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). The Participant’s employment or other service shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant s resignation, that termination for Cause was warranted.

Vesting Schedule. Except as specifically provided in Sections 2 and 4, the Options awarded by the Notice and this Option Agreement will vest in accordance with the “Vesting Schedule” set forth in the Notice.

Transferability of Options. Unless determined otherwise by the Committee, the Options may not be sold, pledged, assigned, hypothecated, or otherwise transferred by Participant in any manner other than by will or by the laws of descent and distribution to anyone other than (i) a family trust, or (ii) a family member or (iii) a charity or non-profit or (iv) the Company. In accepting this Option, the Participant agrees to be bound by any clawback policy that the Company has in place or may adopt in the future.

Tax Matters.

Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company, for payment of, any amount of taxes of any kind (including income tax and employees’ social security contributions) (“Tax Liability”) required by law to be withheld in respect of this option.

Indemnification. The Participant irrevocably agrees that in the event that a Tax Liability arises in respect of this option (or any Shares acquired in connection with this option), the Participant irrevocably agrees to pay, and reimburse, the Company, his employer (if different), or any other applicable person for any such Tax Liability.

Disqualifying Disposition. If this option is an incentive stock option and the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

Tax Consequences. The Participant may incur tax liability as a result of the Participant’s purchase or disposition of the Shares. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Notwithstanding the Company’s good faith determination of the Fair Market Value of the Common Stock for purposes of determining the Exercise Price Per Share of the Option as set forth in the Notice, the taxing authorities may assert that the Fair Market Value of the Common Stock on the Issue Date was greater than the Exercise Price Per Share. In addition, under Section 409A of the Code, if the Exercise Price Per Share of the Option is less than the Fair Market Value of the Common Stock on the Issue Date, the Option may be treated as a form of deferred compensation and the Participant may be subject to an acceleration of income recognition, an additional 20% tax, plus interest and possible penalties. The Company makes no representation that the Option will comply with Section 409A of the Code and makes no undertaking to prevent Section 409A of the Code from applying to the Option or to mitigate its effects on any deferrals or payments made in respect of the Option. The Participant is encouraged to consult a tax adviser regarding the potential impact of Section 409A of the Code.

New Options to be Issued. Subject to the restrictions in Section 6 hereof, this Option may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Option for cancellation together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Option in like form to this Option in the name of the Holder evidencing the right of the Holder to purchase the number of Common Stock purchasable hereunder as to which this Option has not been exercised or assigned. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new Option of like tenor and date. Any such new Option executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

Entire Agreement; Severability. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive unless the context clearly requires otherwise.

Reservations and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of the Options such number of shares of Common stock issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Option and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. The Company further covenants and agrees that upon exercise of the Warrants underlying the Option and payment of the respective Warrant exercise price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Option shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Options, to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on the Nasdaq National Market, SmallCap Market, OTC Bulletin Board or any successor trading market) on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Participant or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

Governing Law; Venue. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the laws of the State of Maryland without regard to choice of law principles. The Company and the Participant agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the courts located in Maryland and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

Notices. All notices, requests, consents and other communications under this Option shall be in writing and shall be deemed to have been duly made when hand delivered, or mailed by express mail or private courier service: (i) If to the registered Holder of the Option, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to the following address or to such other address as the Company may designate by notice to the Holders:

Address of Holder:

_____________________

_____________________

_____________________

Address of Company:

India Globalization Capital, Inc. PO Box 60642

Potomac MD 20859

Counterparts. The Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Conflicts. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and a written employment agreement between the Company and the Participant, the terms and conditions of such employment agreement shall control.

Clawback Policy. Notwithstanding any other provision of this Option Agreement or the Plan to the contrary, all Options, Shares or Common stock issued and/or amount paid pursuant to an equity award, and/or any amount received with respect to any sale of any such Shares, shall be subject to potential cancellation, recoupment, rescission, payback or other action in the event if: (a) the payment, grant or vesting of the Options was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the Securities and Exchange Commission and the amount of the compensation that would have been received by the Participant had the financial results been properly reported would have been lower than the amount actually received or (b) the Committee determines, in its sole discretion, exercised in good faith, that the Participant engaged in fraud or misconduct that caused or contributed to the need for the restatement. The Committee shall have full and final authority to make all determinations under this Section 19, including without limitation (i) whether this Section 19 applies and if so, the amount of the Options or Shares to be repaid or forfeited by the Participant and (ii) that it is in the best interests of the Company and its shareholders for the Participant to repay or forfeit all or any portion of the Options, Shares issues, or amount paid pursuant to an equity award. Repayment can be made from the proceeds of the sale of Company stock and the forfeiture of other outstanding awards. The remedy specified in this policy shall not be exclusive and shall be in addition to every other right or remedy at law or in equity that may be available to the Company.

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